UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA  91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2013

Semi-Annual Report For the Six Months Ended September 30, 2013

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Institutional Equity Fund

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index includes the reinvestment of dividends. The index does not incur expenses and is not available for investment.

The Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing. These indices reflect the reinvestment of dividends and/or interest income.  These indices do not incur expenses and are not available for investment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

P/E Ratio is the valuation ratio of a company’s current share price compared to its per-share earnings.

Correlation is a statistical measure of how two securities move in relation to each other.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Osterweis Capital Management. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

The Osterweis Funds are distributed by Quasar Distributors, LLC.

Table of Contents

Letter from the Chief Investment Officer and the President	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	4
Fund Overview	5
Schedule of Investments	6
Osterweis Strategic Income Fund
Portfolio Managers’ Review	8
Fund Overview	9
Schedule of Investments	10
Osterweis Strategic Investment Fund
Portfolio Managers’ Review	14
Fund Overview	16
Schedule of Investments	17
Osterweis Institutional Equity Fund
Portfolio Managers’ Review	22
Fund Overview	23
Schedule of Investments	24
Financial Statements
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets
Osterweis Fund	28
Osterweis Strategic Income Fund	29
Osterweis Strategic Investment Fund	30
Osterweis Institutional Equity Fund	31
Financial Highlights
Osterweis Fund	32
Osterweis Strategic Income Fund	33
Osterweis Strategic Investment Fund	34
Osterweis Institutional Equity Fund	35
Notes to Financial Statements	36
Expense Example	43
Additional Information	45
Approval of Investment Advisory Agreements	46
Privacy Notice	49

Letter from the Chief Investment Officer and the President

November 1, 2013

Dear Investors,

This fall, our political leaders once again succeeded in holding the U.S. government budget, and by extension the broader economy, hostage to their respective political agendas.  We believe it is important to avoid getting caught up in the drama on Capitol Hill and remain focused on the slow but continued healing taking place in the U.S. economy.  This was our advice a year ago at the height of the fiscal cliff uncertainties and again earlier this year heading into the sequestration battle.  In both instances, it paid to remain invested and not get distracted by the political drama in Washington, D.C.  Increased market volatility can be expected as long as the partisan battles rage on in D.C.  This may even be a reasonable excuse for the stock market rally of the past 15 months to take a breather, but we doubt that there will be any material damage done to the U.S. economy from the partial government shut down.  Consequently, once the political dust settles surrounding the budget and the debt ceiling, we think that equity markets will resume their upward bias.

The bullish argument for remaining invested in equities, even after the strong market rally over the past four years, hinges on a potential acceleration in U.S. economic activity in 2014 and 2015 driven by continued recovery in housing and construction markets, demand growth for other non-durable goods, recovery in corporate capital spending and continued growth in broad-based consumer spending.  Even though interest rates have backed up somewhat from unsustainably low levels earlier this year, credit conditions continue to improve with consumer, corporate and financial sector balance sheets all in either good or great shape.  The sharp rebound in home and stock prices has helped to restore both consumer net worth back to pre-2008 levels and confidence along with it.  As the employment backdrop continues to improve gradually, household formation should recover back to more normal levels and support meaningfully higher home construction levels given the very low levels of housing starts since the financial crisis.  There is some concern that the spike in mortgage rates could derail the housing recovery already underway, but our sense is that most borrowers will still view interest rates as low by historical standards.

Based on projections from J.P. Morgan, we do not believe that growth in 2014 and 2015 will experience the same drag from the fiscal tightening (sequestration and tax hikes) that has likely held back the economy this year.  At the same time, recent data indicates that growth in the rest of the world is beginning to rebound.  An eventual global reacceleration in economic growth would likely lift corporate profit growth from the current sluggish 3-5% growth rate.  Given the slack in labor markets, generally benign commodity markets and plenty of underutilized factory capacity, we think the odds are that this next phase of economic growth can occur against the backdrop of continued low inflation.  If we are correct, this may allow the Federal Reserve (the Fed) to keep interest rates low for the next several years.  The potential therefore exists for both earnings and multiples to rise further from current levels.

One of the major wildcards that could detract from this relatively rosy scenario is the role of the Fed’s quantitative easing (QE) program.  It is well understood by markets that Fed Chairman Bernanke would eventually like to begin scaling back the current pace of QE.  When the Fed initially discussed a possible tapering of its bond purchases in the second quarter, equity and bond markets slumped as investors feared the end of easy money.  For much of this past summer there has been a palpable sense of unease in the markets stemming from the uncertainty of just when and how the Fed would start to scale back its liquidity injection machine.  In a surprise move on September 18th, the Fed announced that based on current data any tapering would be indefinitely delayed.  The Fed is concerned about the tepidness of the current economic recovery and does not want to make any move that would either undermine the expansion or add to the uncertainty already roiling markets stemming from the budget and debt ceiling battles in Washington D.C.

Our contention all along has been that given the anemic pace of economic recovery and stubbornly high unemployment, the Fed would in fact lean towards supporting growth rather than restraint.  There is still considerable excess capacity in the economy, so even aggressive monetary stimulus should not have an inflationary impact.  Rather than lean against non-existent inflation, the Fed is likely to continue pursuing monetary stimulus in the hope of moving the economy closer to full employment.  QE appears to have succeeded in keeping longer-term interest rates low over the past several years which translated into very attractive borrowing rates for all types of borrowers: Consumer (mortgage), corporate (investment and non-investment grade bonds), financial (margin) and even governments.  Cheap credit has

Letter from the Chief Investment Officer and the President

probably helped generate some incremental economic growth but the most visible impact of QE has been in inflating prices of both real assets (real estate, precious metals and commodities) and financial assets (stocks and bonds).  The current $85 billion per month pace of QE has helped expand the Fed’s balance sheet to a staggering $3.5 trillion.  The unknown is to what extent credit and equity markets have been lifted by this flood of liquidity and to what extent there will be price weakness when the flood recedes.

We think a reasonable response to this question is that the Fed is likely to begin tapering and reducing its level of bond purchases only when the economy shows signs of material and sustainable strengthening.  Our best guess is that investors will at first react negatively to the taper, but they will eventually come around to our point of view that tapering does not and should not presage the end of the recovery.  A strong and self-sustaining economy is good for corporate profits and corporate profit growth is good for stock prices.  Therefore, we are not alarmed at the prospect of tapering when looking at equities.

The outlook for bonds is necessarily more nuanced.  Interest rates are likely to move higher as the Fed phases out QE for two reasons: The first will be a meaningful decline in demand for bonds coming from the Fed; the second driver of higher rates will reflect the very same pick-up in economic activity and demand for credit that would motivate the Fed to taper.  Longer-dated investment grade bonds are likely to be the most exposed to price declines resulting from an increase in rates.  We believe shorter-dated, credit sensitive corporate bonds continue to offer the best risk/reward potential in the bond market.

Given our conviction that the U.S. economy still has ample room for further recovery and our belief that the Fed will not do anything to risk derailing the recovery, we remain constructive on equities.  We continue to focus on unloved, misunderstood, attractively valued companies that should be able to grow faster than both the overall economy and the broader equity market.  We also continue to like companies with strong and growing free cash flow that should be returned to shareholders in the form of dividends and share repurchases.  Furthermore, we remain steadfast in our view that investors have de-emphasized U.S. equities in their portfolios over the last 10-20 years and could eventually re-emphasize them.  Renewed optimism over the economic vitality of the U.S. could attract investor flows not just from the U.S. but globally as well.  In past investment outlooks we made reference to possible economic reform in China that could unleash trillions of dollars of captive Chinese savings into the world markets.  Our friends at Lombard Street Research make a compelling case for a set of reforms that Chinese policymakers know they need to pursue in order to avoid following the boom/bust development path taken by Japan over the past 50 years.  The new Chinese leadership apparently understands that rebalancing the Chinese economy away from excessive and wasteful infrastructure and real estate spending and towards a market based economy is essential to long-term sustained growth.  Continuing on the current path will only result in ever larger bubbles, a ballooning of bad debt in the banking system and further deterioration in China’s manufacturing competitiveness and profitability.  Structural reforms will ultimately need to include interest and exchange rate liberalization, opening the capital account, a cleanup of the banking sector and energy price liberalization.  These reforms will likely take years to put in place as they threaten entrenched interests and could result in meaningful near term economic instability.  However, given the size of the trapped savings within China, even just a gradual easing on capital flows could result in a material new source of demand for U.S. equities and concomitant selling pressure on U.S. Treasuries.

If you are not currently receiving our quarterly shareholder letters and outlooks by email and would like to receive them, please email contact@osterweis.com or call (800) 700-3316 to be added to our distribution list.

Sincerely,

John	Matt

Please see back of front cover for additional disclosures.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Fund (the “Fund”) generated a 9.32% total return for the six-month period ending September 30, 2013, outperforming its benchmark, the S&P 500 Index (the “S&P 500”), which returned 8.31% over the same period.  (Please see standardized performance in the table following this review.)

Market Review

The equity market, as measured by the S&P 500, gained a solid 8.31% in the first six months of the fiscal year and is up 19.34% for the trailing twelve months.  The market rally over the past 12-18 months occurred in spite of headline grabbing wrangling in Washington D.C. over the U.S. debt ceiling, government spending and taxes.  The willingness of the market to look through the uncertainty emanating from D.C. is based on the earnings recovery in the S&P 500 in 2010-2012 that resulted in an attractive market valuation both relative to bonds and vis-a-vis historical equity valuations.  Moreover, evidence has been building for the past several years that economic and financial conditions in the U.S. are on the mend and growth in 2014-2015 may finally be able to break out from the sluggish 1-2% range in which it has hovered for the better part of this recovery.  At the same time, financial and economic conditions in the emerging markets have deteriorated.  The growing divergence in conditions and outlooks between the developed world (especially the U.S.) and the emerging markets represents a stunning reversal in the investment landscape in a relatively short period of time.

Portfolio Review

At the start of the fiscal year on April 1, 2013, our equity exposure was 95%.  Throughout the following six months, the Fund remained relatively fully invested.  At the end of the period on September 30th, the Fund’s equity weighting remained approximately the same at 96%.

The Fund outperformed the benchmark for the six-month period ending September 30.  Favorable stock picking accounted for most of the value added, with our selections in Financials and Health Care making the greatest relative contribution overall.  The top performer in Financials was Nationstar Mortgage, which gained over 50% during the period.  In Health Care, Valeant and HealthSouth added the most value, with the former rising close to 40% and the latter more than 30%.  Other notably rewarding investments include Consumer Discretionary stock Viacom and Industrials holding Boeing, with each advancing over 35% and rounding out the Fund’s top five performance contributors.  On the negative side, stock selection in Consumer Staples, in particular our stock pick Unilever, slightly diminished the Fund’s outperformance.  Besides Unilever, the largest detractors from performance were spread out over various sectors and included Cosan in Energy, BM&FBOVESPA in Financials, Hologic in Health Care, Compuware in Information Technology and Air Lease in Industrials.

Also boosting relative returns was our sector allocation, with our lower weighting in Consumer Staples, absence of Telecommunications exposure, and higher weighting in Health Care compared to the benchmark adding the most value.  Somewhat dampening this positive impact was the Fund’s greater exposure to Utilities and Energy as well as underweighting in Industrials and Financials.

Outlook & Portfolio Positioning

We believe the stock market is neither patently undervalued nor overvalued at its current level.  We remain intrigued with what could be a supportive macroeconomic backdrop over the next several years.  The combination of continued and perhaps accelerating economic growth both in the U.S. and globally, strong and still rising corporate profits, low interest rates and renewed interest in U.S. equities could make equities a rewarding asset class to own.  In the Fund, we continue to look for misunderstood, unloved and attractively valued companies that we believe can thrive in a slow growth environment.  We remain focused on companies with strong and growing free cash flow, particularly those that return this cash flow to shareholders through dividends and stock repurchases.

____________________

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code.  The Fund may invest in debt securities that are un-rated or rated below investment grade.  Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Six-Month and Average Annual Total Returns
Periods Ended September 30, 2013
					Since Inception
	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	25.72%	10.38%	9.26%	11.31%	11.28%
S&P 500 Index	19.34	10.02	7.57	5.33	8.77

Expense Ratio as of 3/31/2013: 1.04%

The performance data quoted above represent past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days.  Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower.

Growth of $10K (Ten Years Ending 9/30/2013)

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2003 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	4.6%
HealthSouth Corp.	3.2
Cinemark Holdings, Inc.	3.1
Magellan Midstream Partners L.P.	3.0
Air Lease Corp.	2.9
Johnson & Johnson	2.9
Nationstar Mortgage Holdings, Inc.	2.9
Bayer AG	2.9
Google, Inc. – Class A	2.9
Enterprise Products Partners L.P.	2.8
Total	31.2%

Fund holdings are subject to change.

Sector Allocation

Osterweis Fund | Schedule of Investments at September 30, 2013 (Unaudited)

Shares		Value
Common Stocks: 83.3%

Aerospace & Defense: 4.6%
218,520	Boeing Co.	$25,676,100
508,665	Spirit AeroSystems
	Holdings, Inc. – Class A1	12,330,039
144,390	Triumph Group, Inc.	10,139,066
		48,145,205
Beverages: 2.3%
190,605	Diageo Plc – ADR	24,222,083

Communications Equipment: 2.1%
368,065	Motorola Solutions, Inc.	21,855,700

Containers & Packaging: 5.5%
695,625	Crown Holdings, Inc.1	29,411,025
955,605	Owens-Illinois, Inc.1	28,687,262
		58,098,287
Diversified Financial Services: 3.8%
3,334,640	BM&FBovespa SA	18,717,196
920,425	PHH Corp.1	21,850,889
		40,568,085
Electric Utilities: 1.0%
338,450	NRG Yield, Inc. – Class A1	10,251,651

Food Products: 2.5%
690,590	Unilever NV – ADR	26,049,055

Gas Utilities: 2.2%
1,017,290	Questar Corp.	22,878,852

Health Care Equipment & Supplies: 4.7%
1,129,885	Hologic, Inc.1	23,332,125
326,670	Teleflex, Inc.	26,878,408
		50,210,533
Health Care Providers & Services: 3.2%
989,235	HealthSouth Corp.	34,108,823

Insurance: 4.3%
68,590	Alleghany Corp.1	28,097,894
984,655	Symetra Financial Corp.	17,546,552
		45,644,446
Internet & Catalog Retail: 1.9%
855,035	Liberty Interactive
	Corp. – Class A1	20,067,672

Internet Software & Services: 2.9%
34,530	Google, Inc. – Class A1	30,245,172
Media: 8.1%
1,033,740	Cinemark Holdings, Inc.	32,810,908
439,420	DirecTV1	26,255,345
317,755	Viacom, Inc. – Class B	26,557,963
		85,624,216
Multiline Retail: 1.6%
1,062,145	Marks & Spencer Group Plc – ADR	17,047,427
Office Electronics: 1.7%
1,770,800	Xerox Corp.	18,221,532

Oil, Gas & Consumable Fuels: 4.5%
1,345,483	Cosan Limited – Class A	20,680,074
288,400	Occidental Petroleum Corp.	26,976,936
		47,657,010
Pharmaceuticals: 11.8%
257,120	Bayer AG – ADR	30,324,733
354,595	Johnson & Johnson	30,739,840
198,255	Novartis AG – ADR	15,208,141
463,963	Valeant Pharmaceuticals
	International, Inc.1	48,405,260
		124,677,974
Semiconductors & Semiconductor Equipment: 1.5%
2,090,945	Atmel Corp.1	15,556,631
Software: 2.5%
797,515	Oracle Corporation	26,453,572

Specialty Retail: 2.3%
310,290	Bed Bath & Beyond, Inc.1	24,004,034

Thrifts & Mortgage Finance: 2.9%
542,640	Nationstar Mortgage
	Holdings, Inc.1	30,512,647

Trading Companies & Distributors: 2.9%
1,124,156	Air Lease Corp.	31,094,155

Water Utilities: 2.5%
647,605	American Water Works Co., Inc.	26,733,134

Total Common Stocks
(Cost $574,752,054)		879,927,896

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at September 30, 2013 (Unaudited)

Shares		Value
Partnerships & Trusts: 8.5%

Oil, Gas & Consumable Fuels: 8.5%
714,365	Atlas Pipeline Partners L.P.	$27,717,362
484,315	Enterprise Products Partners L.P.	29,562,588
564,999	Magellan Midstream Partners L.P.	31,882,893
		89,162,843
Total Partnerships & Trusts
(Cost $39,293,127)		89,162,843

Real Estate Investment Trusts: 4.2%

3,123,335	New Residential Investment Corp.	20,676,478
4,185,225	Newcastle Investment Corp.	23,520,964
		44,197,442
Total Real Estate Investment Trusts
(Cost $38,887,934)		44,197,442

Short-Term Investments: 4.0%

42,604,247	Federated U.S. Treasury
	Cash Reserves, 0.000%2	42,604,247
Total Short-Term Investments
(Cost $42,604,247)		42,604,247
Total Investments in Securities: 100.0%
(Cost $695,537,362)		1,055,892,428
Liabilities in Excess of Other Assets: (0.0%)		(4,880)
Total Net Assets: 100.0%		$1,055,887,548

ADR – American Depositary Receipt
1	Non-income producing security.
2	Annualized seven-day yield as of September 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Income Fund (the “Fund”) generated a total return of 1.68% for the six-month period ending September 30, 2013, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned -1.77% over the same period.  (Please see standardized performance in the table following this review.)

Market Review

Commentary from the Federal Reserve (“the Fed”) roiled the markets toward the end of the first fiscal quarter, as it appeared that the Fed might begin tapering its quantitative easing in the early fall.  The Fed took the markets by surprise in September with the decision not to “taper” their bond buying.  We were not completely surprised given the somewhat weak economic data we got during the summer and the Fed’s claim that any policy actions on their part would be data dependent.

Portfolio Review

During the six-month period ending September 30th, the Fund returned solid results on both an absolute and relative basis.  The Fund’s general avoidance of investment grade holdings and its shorter duration positioning were the primary contributors to relative performance.

Within the overall bond market, the investment grade sector noticeably underperformed the non-investment grade sector during the period.  The Fund’s mostly non-investment grade (high yield) securities also performed well on the whole, outpacing the benchmark’s investment grade holdings on average.  Given the Fund’s significant weight in high yield securities, this sector added notably to both absolute and relative results in the period.  At the beginning of the fiscal year, the Fund held approximately 77% in high yield securities.  As of September 30th, this weighting remained approximately the same at 78%.  The benchmark, an investment grade index, does not contain any high yield bonds.  Within the benchmark, every single sub-sector posted negative returns.

The yield curve rose for maturities greater than one year, with longer term yields rising more than shorter term yields.  For maturities less than one year, the yield curve declined slightly.  As a result, within both investment and non-investment grade sectors in the overall bond market, shorter duration holdings posted higher returns than longer term issues.  As such, the Fund’s shorter duration positioning relative to the benchmark was another contributor to relative performance.

Outlook & Portfolio Positioning

We continue to believe that the U.S. will grow slowly in the coming years.  We are not looking to make short-term bets based on our best guesses related to the Fed’s actions or short-term economic data.  Given our outlook and measured approach, we continue to favor shorter-term high yield bonds for their potential to provide relatively attractive yields versus other sectors of the bond market.  Although Treasury yields have improved, we still feel that they don’t offer compelling value at this time.  Going forward we should expect to see some market volatility as the budget and debt ceiling issues are addressed.  We are keeping some cash on hand to add to our high yield and convertible positions should opportunities present themselves.
___________________

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade.  Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities.  The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk.  The Fund may invest in municipal securities which are subject to the risk of default.

Strategic Income Fund | Fund Overview (Unaudited)

Six-Month and Average Annual Total Returns
Periods Ended September 30, 2013
				Since Inception
	1 Yr.	5 Yr.	10 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	6.92%	8.80%	7.21%	7.90%
Barclays U.S. Aggregate Bond Index	-1.68	5.41	4.59	4.78

Expense Ratio as of 3/31/2013: 0.93%

The performance data quoted above represent past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days.  Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower.

Growth of $10K (Ten Years Ending 9/30/2013)

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2003 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Debt Holdings
CIT Group, Inc., 5.250%	2.4%
Icahn Enterprises L.P., 7.750%	2.3
Stone Energy Corp., 8.625%	2.0
Horsehead Holding Corp. 10.500%	1.9
Calpine Corp., 7.250%	1.8
Manitowoc Co., Inc., 9.500%	1.8
Fiesta Restaurant Group, Inc., 8.875%	1.7
Alon Refining Krotz Springs, Inc., 13.500%	1.6
Beverages & More, Inc., 9.625%	1.5
Shearer’s Foods, Inc., 9.000%	1.5
Total	18.5%

Fund holdings are subject to change

Sector Allocation

Strategic Income Fund | Schedule of Investments at September 30, 2013 (Unaudited)

Principal
Amount		Value
Bonds: 85.5%

Corporate Bonds: 81.1%

Aerospace & Defense: 1.3%
	AAR Corp.
$9,970,000	7.250%, 01/15/2022	$10,443,575
	ADS Tactical, Inc.
29,184,000	11.000%, 04/01/20181	26,557,440
	Erickson Air-Crane, Inc.
25,739,000	8.250%, 05/01/20201	25,320,741
		62,321,756
Auto Components: 0.6%
	Stoneridge, Inc.
26,170,000	9.500%, 10/15/20171	28,198,175

Beverages: 1.8%
	Beverages & More, Inc.
70,243,000	9.625%, 10/01/20141	70,594,215
	Cott Beverages, Inc.
14,012,000	8.375%, 11/15/2017	14,695,085
		85,289,300
Building Products: 0.6%
	Cleaver-Brooks, Inc.
27,550,000	8.750%, 12/15/20191	29,857,313

Capital Markets: 2.0%
	E*Trade Financial Corp.
39,750,000	6.000%, 11/15/2017	42,035,625
14,750,000	6.375%, 11/15/2019	15,782,500
	Oppenheimer Holdings, Inc.
29,783,000	8.750%, 04/15/2018	31,793,353
		89,611,478
Chemicals: 1.3%
	LSB Industries, Inc.
29,000,000	7.750%, 08/01/20191	30,232,500
	Trinseo Materials Operating SCA
33,850,000	8.750%, 02/01/20191	33,765,375
		63,997,875
Commercial Banks: 2.5%
	CIT Group, Inc.
106,104,000	5.250%, 04/01/20141	108,093,450
9,500,000	4.750%, 02/15/20151	9,856,250
		117,949,700
Commercial Services & Supplies: 2.8%
	American Reprographics Co.
26,618,000	10.500%, 12/15/2016	27,948,900
	Deluxe Corp.
19,750,000	6.000%, 11/15/2020	20,441,250
	Interface, Inc.
3,325,000	11.375%, 11/01/2013	3,345,781
	R.R. Donnelley & Sons Co.
8,645,000	8.600%, 08/15/2016	10,049,813
33,865,000	8.250%, 03/15/2019	37,759,475
17,274,000	8.875%, 04/15/2021	18,655,920
10,000,000	7.000%, 02/15/2022	10,100,000
		128,301,139
Construction & Engineering: 0.5%
	RSC Holdings, Inc.
19,383,000	10.250%, 11/15/2019	21,999,705

Construction Materials: 0.9%
	Associated Asphalt Partners LLC
17,000,000	8.500%, 02/15/20181	17,085,000
	Rain CII Carbon LLC
25,281,000	8.000%, 12/01/20181	25,597,012
		42,682,012
Consumer Finance: 2.9%
	Ally Financial, Inc.
25,819,000	4.500%, 02/11/2014	26,118,759
33,450,000	3.500%, 07/18/2016	33,868,125
	Cash America International, Inc.
29,000,000	5.750%, 05/15/20181	28,275,000
	GMAC LLC
29,484,000	6.750%, 12/01/2014	31,013,767
	SLM Corp.
14,805,000	5.000%, 10/01/2013	14,805,000
		134,080,651
Containers & Packaging: 1.4%
	Packaging Dynamics Corp.
60,815,000	8.750%, 02/01/20161	63,247,600

Diversified Consumer Services: 0.4%
	Coinstar, Inc.
19,000,000	6.000%, 03/15/20191	18,572,500

Diversified Financial Services: 4.2%
	AerCap Aviation Solutions BV
11,125,000	6.375%, 05/30/2017	11,848,125
	Air Lease Corp.
39,980,000	4.500%, 01/15/2016	41,879,050
12,600,000	5.625%, 04/01/20172	13,482,000

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2013 (Unaudited)

Principal
Amount		Value

Diversified Financial Services: 4.2% (Continued)
	International Lease Finance Corp.
$45,268,000	6.625%, 11/15/2013	$45,522,632
7,340,000	5.650%, 06/01/2014	7,532,675
24,680,000	4.875%, 04/01/2015	25,618,013
13,985,000	8.625%, 09/15/20152	15,488,387
	Milestone Aviation Group Ltd.
32,397,000	8.625%, 12/15/20171	34,259,828
		195,630,710
Diversified Telecommunication Services: 2.0%
	West Corp.
45,730,000	8.625%, 10/01/2018	49,960,025
	Windstream Corp.
37,335,000	8.125%, 09/01/2018	40,321,800
		90,281,825
Electrical Equipment: 1.1%
	Advanced Lighting
	Technologies, Inc.
8,350,000	10.500%, 06/01/20191,5	6,888,750
	Coleman Cable, Inc.
37,023,000	9.000%, 02/15/2018	39,522,053
		46,410,803
Energy Equipment & Services: 4.0%
	CCS, Inc.
58,600,000	11.000%, 11/15/20151	58,600,000
	Era Group, Inc.
19,500,000	7.750%, 12/15/2022	19,646,250
	Heckmann Corp.
60,755,000	9.875%, 04/15/2018	61,970,100
	ION Geophysical Corp.
48,250,000	8.125%, 05/15/20181	45,355,000
		185,571,350
Food & Staples Retailing: 3.4%
	BI-LO LLC
29,000,000	8.625%, 09/15/20181	29,580,000
	KeHE Distributors LLC
10,500,000	7.625%, 08/15/20211	10,677,187
	Spartan Stores, Inc.
45,000,000	6.625%, 12/15/20161,3	48,213,900
	Tops Holding Corp.
31,500,000	8.875%, 12/15/20171	34,650,000
	Tops Holding II Corp.
24,500,000	8.750%, 06/15/20181	25,081,875
		148,202,962
Food Products: 1.5%
	Shearer’s Foods, Inc.
64,205,000	9.000%, 11/01/20191	67,415,250

Health Care Equipment & Supplies: 1.4%
	Alere, Inc.
57,960,000	8.625%, 10/01/2018	62,741,700

Health Care Providers & Services: 2.3%
	Alliance HealthCare Services, Inc.
20,987,000	8.000%, 12/01/2016	21,616,610
	HCA, Inc.
32,291,000	5.750%, 03/15/2014	32,977,184
13,682,000	7.190%, 11/15/2015	15,015,995
	VWR Funding, Inc.
33,550,000	7.250%, 09/15/2017	35,563,000
		105,172,789
Hotels, Restaurants & Leisure: 4.2%
	Boyd Gaming Corp.
29,299,000	9.125%, 12/01/2018	32,009,158
	Carrols Restaurant Group, Inc.
29,453,000	11.250%, 05/15/2018	33,281,890
	Fiesta Restaurant Group, Inc.
71,251,000	8.875%, 08/15/2016	76,238,570
	Ruby Tuesday, Inc.
51,279,000	7.625%, 05/15/2020	52,304,580
		193,834,198
Household Durables: 1.9%
	Blyth, Inc.
49,000,000	6.000%, 06/30/20171,3	51,559,760
	Ethan Allen Global, Inc.
37,470,000	5.375%, 10/01/2015	39,156,150
		90,715,910
Household Products: 0.6%
	Sun Products Corp.
32,000,000	7.750%, 03/15/20211	29,600,000

Independent Power Producers &
Energy Traders: 1.8%
	Calpine Corp.
80,116,000	7.250%, 10/15/20171	83,520,930

Industrial Conglomerates: 2.3%
	Icahn Enterprises L.P.
103,500,000	7.750%, 01/15/2016	106,993,125

IT Services: 0.5%
	Unisys Corp.
22,000,000	6.250%, 08/15/2017	23,430,000

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2013 (Unaudited)

Principal
Amount		Value

Leisure Equipment & Products: 1.1%
	Smith & Wesson Holding Corp.
$49,500,000	5.875%, 06/15/20171	$50,490,000

Machinery: 2.0%
	Manitowoc Co., Inc.
77,080,000	9.500%, 02/15/2018	83,053,700
	Navistar International Corp.
9,500,000	8.250%, 11/01/2021	9,666,250
		92,719,950
Media: 1.6%
	Lions Gate Entertainment Corp.
19,500,000	5.250%, 08/01/2018	19,353,750
	MDC Partners, Inc.
34,550,000	6.750%, 04/01/20201	35,154,625
	Regal Entertainment Group
16,089,000	9.125%, 08/15/2018	17,858,790
		72,367,165
Metals & Mining: 4.9%
	A.M. Castle & Co.
39,995,000	12.750%, 12/15/2016	46,094,238
	Coeur Mining, Inc.
25,500,000	7.875%, 02/01/20211	25,882,500
	Edgen Murray Corp.
25,500,000	8.750%, 11/01/20201	26,010,000
	Hecla Mining Co.
40,625,000	6.875%, 05/01/20211	38,593,750
	Horsehead Holding Corp.
79,575,000	10.500%, 06/01/20171	85,742,062
		222,322,550
Multiline Retail: 1.1%
	Bon-Ton Department Stores, Inc.
52,924,000	8.000%, 06/15/2021	49,748,560

Oil, Gas & Consumable Fuels: 8.1%
	Alon Refining Krotz Springs, Inc.
69,203,000	13.500%, 10/15/2014	72,144,128
	Arch Coal, Inc.
29,855,000	8.750%, 08/01/2016	30,004,275
	Armstrong Energy, Inc.
19,995,000	11.750%, 12/15/20191	20,594,850
	Calumet Specialty Products
	Partners L.P.
34,642,000	9.375%, 05/01/2019	38,192,805
	RAAM Global Energy Co.
2,500,000	12.500%, 10/01/20151	2,600,000
19,450,000	12.500%, 10/01/2015	20,228,000
	Resolute Energy Corp.
49,029,000	8.500%, 05/01/2020	50,745,015
	Stone Energy Corp.
87,947,000	8.625%, 02/01/2017	93,443,688
	Vanguard Natural Resources, LLC
44,035,000	7.875%, 04/01/2020	44,805,612
		372,758,373
Paper & Forest Products: 1.0%
	Resolute Forest Products, Inc.
51,500,000	5.875%, 05/15/20231	45,448,750
Pharmaceuticals: 1.2%
	Valeant Pharmaceuticals
	International, Inc.
51,376,000	6.500%, 07/15/20161	53,431,040

Road & Rail: 1.4%
	Swift Services Holdings, Inc.
57,365,000	10.000%, 11/15/2018	63,961,975

Semiconductors & Semiconductor Equipment: 1.1%
	Global A&T Electronics Ltd.
39,000,000	10.000%, 02/01/20191	33,442,500
	NXP BV
15,000,000	3.500%, 09/15/20161	15,187,500
		48,630,000
Specialty Retail: 1.4%
	Brown Shoe Co., Inc.
23,550,000	7.125%, 05/15/2019	24,992,437
	Gibson Brands, Inc.
35,125,000	8.875%, 08/01/20181	35,827,500
		60,819,937
Thrifts & Mortgage Finance: 1.6%
	Nationstar Mortgage Holdings, Inc.
56,875,000	10.875%, 04/01/2015	59,531,063
13,349,000	9.625%, 05/01/2019	14,917,507
		74,448,570
Tobacco: 1.4%
	Alliance One International, Inc.
69,000,000	9.875%, 07/15/20211	65,205,000

Trading Companies & Distributors: 1.4%
	Aviation Capital Group Corp.
19,600,000	3.875%, 09/27/20161	19,728,066
18,817,000	4.625%, 01/31/20181	18,728,993

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2013 (Unaudited)

Principal
Amount		Value

Trading Companies & Distributors: 1.4% (Continued)
	United Rentals North America, Inc.
$23,445,000	9.250%, 12/15/2019	$26,375,625
		64,832,684
Wireless Telecommunication Services: 1.6%
	MetroPCS Wireless, Inc.
25,500,000	7.875%, 09/01/2018	27,699,375
	NII Capital Corp.
27,565,000	10.000%, 08/15/2016	26,600,225
23,000,000	8.875%, 12/15/2019	18,055,000
		72,354,600
Total Corporate Bonds
(Cost $3,696,403,651)		3,725,169,910

Convertible Bonds: 4.4%

Aerospace & Defense: 1.1%
	AAR Corp.
30,195,000	1.625%, 03/01/2014	30,553,566
20,000,000	1.750%, 02/01/20151	20,850,000
		51,403,566
Air Freight & Logistics: 0.5%
	XPO Logistics, Inc.
15,000,000	4.500%, 10/01/2017	21,928,125

Capital Markets: 0.1%
	Knight Capital Group, Inc.
6,000,000	3.500%, 03/15/2015	6,018,750

Diversified Financial Services: 0.2%
	Air Lease Corp.
8,500,000	3.875%, 12/01/2018	10,922,500

Electrical Equipment: 0.4%
	General Cable Corp.
18,164,000	0.875%, 11/15/2013	18,175,352

Health Care Equipment & Supplies: 0.6%
	Teleflex, Inc.
18,150,000	3.875%, 08/01/2017	25,648,219

Machinery: 0.2%
	Navistar International Corp.
6,296,000	3.000%, 10/15/2014	6,410,115

Metals & Mining: 0.0%
	Horsehead Holding Corp.
1,200,000	3.800%, 07/01/2017	1,302,750

Oil, Gas & Consumable Fuels: 0.3%
	Alon USA Energy, Inc.
9,000,000	3.000%, 09/15/20181	8,926,875
	Bill Barrett Corp.
6,103,000	5.000%, 03/15/2028	6,114,473
		15,041,348
Tobacco: 1.0%
	Alliance One International, Inc.
7,784,000	5.500%, 07/15/2014	7,774,270
	Vector Group Ltd.
29,587,000	2.500%, 01/15/20192	35,422,681
		43,196,951
Total Convertible Bonds
(Cost $176,772,894)		200,047,676
Total Bonds
(Cost $3,873,176,545)		3,925,217,586

Shares
Short-Term Investments: 12.3%

567,446,958	Federated U.S. Treasury
	Cash Reserves, 0.000%4	567,446,958
Total Short-Term Investments
(Cost $567,446,958)		567,446,958
Total Investments in Securities: 97.8%
(Cost $4,440,623,503)		4,492,664,544
Other Assets in Excess of Liabilities: 2.2%		103,348,215
Total Net Assets: 100.0%		$4,596,012,759

1
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At September 30, 2013, the value of these securities amounted to $1,642,499,062 or 35.7% of net assets.

2	Variable/Step rate security; rate shown is the rate in effect on September 30, 2013.
3	Security is fair valued under supervision of the Board of Trustees. See Note 2 for further details.
4	Annualized seven-day yield as of September 30, 2013.
5	Illiquid security. Position subsequently sold.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a 7.73% total return for the six month period ending September 30, 2013, outperforming its blended benchmark, composed of 60% S&P 500 Index (the “S&P 500”) and 40% Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 4.22% over the same period.  (Please see standardized performance in the table following this letter.)

Market Review

The equity market, as measured by the S&P 500, gained a solid 8.31% in the first six months of the fiscal year and is up 19.34% for the trailing twelve months.  High yield bonds provided positive returns over both periods as well.  The equity market rally over the past 12-18 months occurred in spite of headline grabbing wrangling in Washington D.C. over the U.S. debt ceiling, government spending and taxes.  The willingness of the market to look through the uncertainty emanating from D.C. is based on the earnings recovery in the S&P 500 in 2010-2012 that resulted in an attractive market valuation both relative to bonds and vis-a-vis historical equity valuations.  Moreover, evidence has been building for the past several years that economic and financial conditions in the U.S. are on the mend and growth in 2014-2015 may finally be able to break out from the sluggish 1-2% range in which it has hovered for the better part of this recovery.  At the same time, financial and economic conditions in the emerging markets have deteriorated.  The growing divergence in conditions and outlooks between the developed world (especially the U.S.) and the emerging markets represents a stunning reversal in the investment landscape in a relatively short period of time.

During the six month fiscal year period, much of the discussion in the fixed income markets was focused on potential Federal Reserve (the Fed) activities, as it appeared that the Fed might begin tapering its quantitative easing in the early fall.  The Fed took the markets by surprise in September with the decision not to taper their bond buying.  We were not completely surprised given the somewhat weak economic data we got during the summer and the Fed’s claim that any policy actions on their part would be data dependent.

Portfolio Review

At the start of the fiscal year on April 1, 2013, the Fund’s equity exposure was 56%.  Equities averaged a 62% weighting over the next six months and ended the period on September 30th at 65%.  Both the equity and fixed income holdings contributed to the Fund’s outperformance versus its blended benchmark over the period.

Equities

The Fund outperformed the benchmark for the six-month period ending September 30th.  Favorable stock picking accounted for most of the value added, with our selections in Financials and Health Care making the greatest relative contribution overall.  The top performer in Financials was Nationstar Mortgage, which gained over 50% during the period.  In Health Care, Valeant and HealthSouth added the most value, with the former rising close to 40% and the latter more than 30%.  Other notably rewarding investments include Consumer Discretionary stock Viacom and Industrials holding Boeing, with each advancing over 35% and rounding out the Fund’s top five performance contributors.  On the negative side, stock selection in Consumer Staples, in particular our stock pick Unilever, slightly diminished the Fund’s outperformance.  Besides Unilever, the largest detractors from performance were spread out over various sectors and included Cosan in Energy, BM&FBOVESPA in Financials, Hologic in Health Care, Compuware in Information Technology and Air Lease in Industrials.

Also boosting relative returns was our sector allocation, with our lower weighting in Consumer Staples, absence of Telecommunications exposure, and higher weighting in Health Care compared to the benchmark adding the most value.  Somewhat dampening this positive impact was the Fund’s greater exposure to Utilities and Energy as well as underweighting in Industrials and Financials.

Fixed Income

Within the overall bond market, the investment grade sector noticeably underperformed the non-investment grade sector during the period.  The Fund’s mostly non-investment grade (high yield) securities also performed well on the

Strategic Investment Fund | Portfolio Managers’ Review

whole, outpacing the benchmark’s investment grade holdings on average.  Given the Fund’s significant weight in high yield securities, this sector added notably to both absolute and relative results in the period.  At the beginning of the fiscal year, the Fund held approximately 77% in high yield securities.  As of September 30th, this weighting remained approximately the same at 78%.  The benchmark, an investment grade index, does not contain any high yield bonds.  Within the benchmark, every single sub-sector posted negative returns.

The yield curve rose for maturities greater than one year, with longer term yields rising more than shorter term yields.  For maturities less than one year, the yield curve declined slightly.  As a result, within both investment and non-investment grade sectors in the overall bond market, shorter duration holdings posted higher returns than longer term issues.  As such, the Fund’s shorter duration positioning relative to the benchmark was another contributor to relative performance.

Outlook & Portfolio Positioning

The balance of long-term risks and opportunities leads us to our allocation of approximately 65% equity / 35% fixed income and cash, compared to the 60% equity / 40% fixed income split that we consider our long-term neutral position.  In terms of equities, we believe the stock market is neither patently undervalued nor overvalued at its current level.  We remain intrigued with what could be a highly supportive macroeconomic backdrop over the next several years.  The combination of continued and perhaps accelerating economic growth both in the U.S. and globally, strong and still rising corporate profits, low interest rates and renewed interest in U.S. equities could make equities a rewarding asset class to own.  In the Fund, we continue to look for misunderstood, unloved and attractively valued companies that we believe can thrive in a slow growth environment.  We remain focused on companies with strong and growing free cash flow, particularly those that return this cash flow to shareholders through dividends and stock repurchases.

On the fixed income side, we are not looking to make short-term bets based on our best guesses related to the Fed’s actions or short-term economic data.  Given our outlook and measured approach, we continue to favor shorter-term high yield bonds for their potential to provide relatively attractive yields versus other sectors of the bond market.  Although Treasury yields have improved, we still feel that they don’t offer compelling value at this time.  Going forward we should expect to see some market volatility as the budget and debt ceiling issues are addressed.
____________________

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.  The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code.  The Fund may invest in debt securities that are un-rated or rated below investment grade.  Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Higher turnover rates may result in increased transaction costs, which could impact performance.

Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.

Strategic Investment Fund | Fund Overview (Unaudited)

Six-Month and Average Annual Total Returns
Periods Ended September 30, 2013
			Since Inception
	1 Yr.	3 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	20.31%	14.07%	15.19%
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	10.58	10.95	12.55

Expense Ratio as of 3/31/2013: 1.30%

The performance data quoted above represent past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days.  Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower.

Growth of $10K (Inception to 9/30/2013)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	2.8%
Boeing Co.	2.3
NRG Yield, Inc.	2.0
Owens-Illinois, Inc.	2.0
HealthSouth Corp.	2.0
Cinemark Holdings, Inc.	1.9
Atlas Pipeline Partners L.P.	1.9
Occidental Petroleum Corp.	1.9
Nationstar Mortgage Holdings, Inc.	1.8
Oracle Corporation	1.8
Total	20.4%

Top Ten Debt Holdings
Calumet Specialty Products
Partners L.P., 9.375%	0.7%
Vector Group Ltd., 2.500%	0.6
A.M. Castle & Co., 12.750%	0.5
Packaging Dynamics Corp., 8.750%	0.5
Carrols Restaurant Group, Inc., 11.250%	0.5
Swift Services Holdings, Inc., 10.000%	0.5
West Corp., 8.625%	0.5
MetroPCS Wireless, Inc., 7.875%	0.5
Cleaver-Brooks, Inc., 8.750%	0.5
Alere, Inc., 8.625%	0.5
Total	5.3%

Fund holdings are subject to change.

Sector Allocation

Strategic Investment Fund | Schedule of Investments at September 30, 2013 (Unaudited)

Shares		Value
Common Stocks: 55.7%

Aerospace & Defense: 4.1%
41,330	Boeing Co.	$4,856,276
105,620	Spirit AeroSystems
	Holdings, Inc. – Class A1	2,560,229
18,065	Triumph Group, Inc.	1,268,524
		8,685,029
Beverages: 1.1%
18,125	Diageo Plc – ADR	2,303,325
Communications Equipment: 1.8%
62,900	Motorola Solutions, Inc.	3,735,002

Containers & Packaging: 3.7%
84,075	Crown Holdings, Inc.1	3,554,691
141,265	Owens-Illinois, Inc.1	4,240,775
		7,795,466
Diversified Financial Services: 2.6%
422,720	BM&FBovespa SA	2,372,710
129,050	PHH Corp.1	3,063,647
		5,436,357
Electric Utilities: 2.0%
141,930	NRG Yield, Inc. Class A1	4,299,059

Food Products: 1.0%
54,350	Unilever NV – ADR	2,050,082

Gas Utilities: 1.4%
131,100	Questar Corp.	2,948,439

Health Care Equipment & Supplies: 3.0%
143,590	Hologic, Inc.1	2,965,134
42,590	Teleflex, Inc.	3,504,305
		6,469,439
Health Care Providers & Services: 2.0%
121,700	HealthSouth Corp.	4,196,216

Insurance: 2.8%
7,776	Alleghany Corp.1	3,185,438
149,660	Symetra Financial Corp.	2,666,941
		5,852,379
Internet & Catalog Retail: 1.7%
155,715	Liberty Interactive Corp. – Class A1	3,654,631

Internet Software & Services: 1.7%
4,180	Google, Inc. – Class A1	3,661,304

Media: 5.2%
129,910	Cinemark Holdings, Inc.	4,123,343
61,190	DirecTV1	3,656,103
38,175	Viacom, Inc. – Class B	3,190,667
		10,970,113
Multiline Retail: 0.8%
99,620	Marks & Spencer Group Plc – ADR	1,598,901

Office Electronics: 1.6%
335,150	Xerox Corp.	3,448,694

Oil, Gas & Consumable Fuels: 2.6%
102,530	Cosan Limited – Class A	1,575,886
42,395	Occidental Petroleum Corp.	3,965,628
		5,541,514
Pharmaceuticals: 7.2%
22,690	Bayer AG – ADR	2,676,059
41,850	Johnson & Johnson	3,627,976
41,350	Novartis AG – ADR	3,171,958
56,284	Valeant Pharmaceuticals
	International, Inc.1	5,872,109
		15,348,102
Semiconductors & Semiconductor Equipment: 0.9%
245,320	Atmel Corp.1	1,825,181

Software: 1.8%
114,650	Oracle Corporation	3,802,940

Specialty Retail: 1.6%
44,015	Bed Bath & Beyond, Inc.1	3,405,000

Thrifts & Mortgage Finance: 1.8%
69,055	Nationstar Mortgage Holdings, Inc.1	3,882,963

Trading Companies & Distributors: 1.7%
131,690	Air Lease Corp.	3,642,545

Water Utilities: 1.6%
83,145	American Water Works Co., Inc.	3,432,226

Total Common Stocks
(Cost $96,447,228)		117,984,907

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2013 (Unaudited)

Shares		Value
Partnerships & Trusts: 4.5%

Oil, Gas & Consumable Fuels: 4.5%
103,425	Atlas Pipeline Partners L.P.	$4,012,890
42,900	Enterprise Products Partners L.P.	2,618,616
52,255	Magellan Midstream Partners L.P.	2,948,750
		9,580,256
Total Partnerships & Trusts
(Cost $7,594,909)		9,580,256

Real Estate Investment Trusts: 2.9%

473,435	New Residential Investment Corp.	3,134,139
548,075	Newcastle Investment Corp.	3,080,182
		6,214,321
Total Real Estate Investment Trusts
(Cost $5,548,338)		6,214,321

Principal
Amount		Value
Bonds: 31.6%

Corporate Bonds: 30.3%

Aerospace & Defense: 0.7%
	ADS Tactical, Inc.
$600,000	11.000%, 04/01/20183	546,000
	Erickson Air-Crane, Inc.
888,000	8.250%, 05/01/20203	873,570
		1,419,570
Auto Components: 0.5%
	Stoneridge, Inc.
1,000,000	9.500%, 10/15/20173	1,077,500

Beverages: 0.5%
	Beverages & More, Inc.
1,000,000	9.625%, 10/01/20143	1,005,000

Building Products: 0.5%
	Cleaver-Brooks, Inc.
1,000,000	8.750%, 12/15/20193	1,083,750

Capital Markets: 0.8%
	E*Trade Financial Corp.
250,000	6.000%, 11/15/2017	264,375
250,000	6.375%, 11/15/2019	267,500
	Oppenheimer Holdings, Inc.
1,000,000	8.750%, 04/15/2018	1,067,500
		1,599,375
Chemicals: 0.9%
	LSB Industries, Inc.
1,000,000	7.750%, 08/01/20193	1,042,500
	Trinseo Materials Operating SCA
900,000	8.750%, 02/01/20193	897,750
		1,940,250
Commercial Services & Supplies: 1.3%
	Deluxe Corp.
500,000	6.000%, 11/15/2020	517,500
	Interface, Inc.
875,000	11.375%, 11/01/2013	880,469
	R.R. Donnelley & Sons Co.
750,000	8.250%, 03/15/2019	836,250
250,000	8.875%, 04/15/2021	270,000
		2,504,219
Construction Materials: 1.0%
	Associated Asphalt Partners LLC
1,000,000	8.500%, 02/15/20183	1,005,000
	Rain CII Carbon LLC
1,000,000	8.000%, 12/01/20183	1,012,500
		2,017,500
Consumer Finance: 0.7%
	Ally Financial, Inc.
500,000	3.500%, 07/18/2016	506,250
	Cash America International, Inc.
1,000,000	5.750%, 05/15/20183	975,000
		1,481,250
Containers & Packaging: 0.5%
	Packaging Dynamics Corp.
1,100,000	8.750%, 02/01/20163	1,144,000

Diversified Consumer Services: 0.5%
	Coinstar, Inc.
1,000,000	6.000%, 03/15/20193	977,500

Diversified Financial Services: 0.9%
	Air Lease Corp.
900,000	4.500%, 01/15/2016	942,750
	International Lease Finance Corp.
500,000	6.625%, 11/15/2013	502,813
	Milestone Aviation Group Ltd.
500,000	8.625%, 12/15/20173	528,749
		1,974,312

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2013 (Unaudited)

Principal
Amount		Value

Diversified Telecommunication Services: 0.8%
	West Corp.
$1,000,000	8.625%, 10/01/2018	$1,092,500
	Windstream Corp.
500,000	8.125%, 09/01/2018	540,000
		1,632,500
Electrical Equipment: 0.6%
	Advanced Lighting Technologies, Inc.
150,000	10.500%, 06/01/20193,6	123,750
	Coleman Cable, Inc.
1,000,000	9.000%, 02/15/2018	1,067,500
		1,191,250
Energy Equipment & Services: 1.6%
	CCS, Inc.
1,000,000	11.000%, 11/15/20153	1,000,000
	Era Group, Inc.
500,000	7.750%, 12/15/2022	503,750
	Heckmann Corp.
900,000	9.875%, 04/15/2018	918,000
	ION Geophysical Corp.
1,000,000	8.125%, 05/15/20183	940,000
		3,361,750
Food & Staples Retailing: 1.5%
	BI-LO LLC
1,000,000	8.625%, 09/15/20183	1,020,000
	KeHE Distributors LLC
1,000,000	7.625%, 08/15/20213	1,016,875
	Tops Holding Corp.
500,000	8.875%, 12/15/20173	550,000
	Tops Holding II Corp.
500,000	8.750%, 06/15/20183	c511,875
		3,098,750
Food Products: 0.5%
	Shearer’s Foods, Inc.
1,000,000	9.000%, 11/01/20193	1,050,000

Health Care Equipment & Supplies: 0.5%
	Alere, Inc.
1,000,000	8.625%, 10/01/2018	1,082,500

Health Care Providers & Services: 0.7%
	Alliance HealthCare Services, Inc.
1,000,000	8.000%, 12/01/2016	1,030,000
	VWR Funding, Inc.
450,000	7.250%, 09/15/2017	477,000
		1,507,000
Hotels, Restaurants & Leisure: 1.8%
	Boyd Gaming Corp.
750,000	9.125%, 12/01/2018	819,375
	Carrols Restaurant Group, Inc.
1,000,000	11.250%, 05/15/2018	1,130,000
	Fiesta Restaurant Group, Inc.
1,000,000	8.875%, 08/15/2016	1,070,000
	Ruby Tuesday, Inc.
900,000	7.625%, 05/15/2020	918,000
		3,937,375
Household Durables: 1.0%
	Blyth, Inc.
1,000,000	6.000%, 06/30/20173,4	1,052,240
	Ethan Allen Global, Inc.
1,000,000	5.375%, 10/01/2015	1,045,000
		2,097,240
Household Products: 0.4%
	Sun Products Corp.
1,000,000	7.750%, 03/15/20213	925,000

Independent Power Producers &
Energy Traders: 0.2%
	Calpine Corp.
500,000	7.250%, 10/15/20173	521,250

Industrial Conglomerates: 0.5%
	Icahn Enterprises L.P.
1,000,000	7.750%, 01/15/2016	1,033,750

Leisure Equipment & Products: 0.2%
	Smith & Wesson Holding Corp.
500,000	5.875%, 06/15/20173	510,000

Machinery: 0.2%
	Navistar International Corp.
500,000	8.250%, 11/01/2021	508,750
Media: 0.7%
	Lions Gate Entertainment Corp.
500,000	5.250%, 08/01/2018	496,250
	MDC Partners, Inc.
1,000,000	6.750%, 04/01/20203	1,017,500
		1,513,750
Metals & Mining: 2.1%
	A.M. Castle & Co.
1,000,000	12.750%, 12/15/2016	1,152,500
	Coeur Mining, Inc.
1,000,000	7.875%, 02/01/20213	1,015,000

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2013 (Unaudited)

Principal
Amount		Value

Metals & Mining: 2.1% (Continued)
	Edgen Murray Corp.
$500,000	8.750%, 11/01/20203	$510,000
	Hecla Mining Co.
1,000,000	6.875%, 05/01/20213	950,000
	Horsehead Holding Corp.
900,000	10.500%, 06/01/20173	969,750
		4,597,250
Multiline Retail: 0.4%
	Bon-Ton Department Stores, Inc.
1,000,000	8.000%, 06/15/2021	940,000

Oil, Gas & Consumable Fuels: 3.0%
	Alon Refining Krotz Springs, Inc.
1,000,000	13.500%, 10/15/2014	1,042,500
	Calumet Specialty Products
	Partners L.P.
1,300,000	9.375%, 05/01/2019	1,433,250
	RAAM Global Energy Co.
500,000	12.500%, 10/01/20153	520,000
250,000	12.500%, 10/01/2015	260,000
	Resolute Energy Corp.
1,000,000	8.500%, 05/01/2020	1,035,000
	Stone Energy Corp.
1,000,000	8.625%, 02/01/2017	1,062,500
	Vanguard Natural Resources, LLC
1,000,000	7.875%, 04/01/2020	1,017,500
		6,370,750
Paper & Forest Products: 0.4%
	Resolute Forest Products, Inc.
1,000,000	5.875%, 05/15/20233	882,500

Pharmaceuticals: 0.5%
	Valeant Pharmaceuticals
	International, Inc.
1,000,000	6.500%, 07/15/20163	1,040,000

Road & Rail: 0.5%
	Swift Services Holdings, Inc.
1,000,000	10.000%, 11/15/2018	1,115,000

Semiconductors & Semiconductor Equipment: 0.4%
	Global A&T Electronics Ltd.
1,000,000	10.000%, 02/01/20193	857,500

Specialty Retail: 0.7%
	Brown Shoe Co., Inc.
300,000	7.125%, 05/15/2019	318,375
	Gibson Brands, Inc.
1,000,000	8.875%, 08/01/20183	1,020,000
		1,338,375
Thrifts & Mortgage Finance: 0.5%
	Nationstar Mortgage Holdings, Inc.
250,000	10.875%, 04/01/2015	261,675
750,000	9.625%, 05/01/2019	838,125
		1,099,800
Tobacco: 0.4%
	Alliance One International, Inc.
1,000,000	9.875%, 07/15/20213	945,000

Trading Companies & Distributors: 0.5%
	Aviation Capital Group Corp.
400,000	3.875%, 09/27/20163	402,614
600,000	4.625%, 01/31/20183	597,194
		999,808
Wireless Telecommunication Services: 0.9%
	MetroPCS Wireless, Inc.
1,000,000	7.875%, 09/01/2018	1,086,250
	NII Capital Corp.
1,000,000	8.875%, 12/15/2019	785,000
		1,871,250
Total Corporate Bonds
(Cost $63,988,014)		64,252,324

Convertible Bonds: 1.3%

Aerospace & Defense: 0.4%
	AAR Corp.
896,000	1.625%, 03/01/2014	906,640
Air Freight & Logistics: 0.3%
	XPO Logistics, Inc.
500,000	4.500%, 10/01/2017	730,938
Tobacco: 0.6%
	Vector Group Ltd.
1,000,000	2.500%, 01/15/20192	1,197,238
Total Convertible Bonds
(Cost $2,426,710)		2,834,816
Total Bonds
(Cost $66,414,724)		67,087,140

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2013 (Unaudited)

Shares	Value
Short-Term Investments: 1.7%

3,596,606	Federated U.S. Treasury
Cash Reserves, 0.000%5	$3,596,606
Total Short-Term Investments
(Cost $3,596,606)	3,596,606
Total Investments in Securities: 96.4%
(Cost $179,601,805)	204,463,230
Other Assets in Excess of Liabilities: 3.6%	7,723,782
Total Net Assets: 100.0%	$212,187,012

ADR – American Depositary Receipt
1	Non-income producing security.
2	Variable/Step rate security; rate shown is the rate in effect on September 30, 2013.
3
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At September 30, 2013, the value of these securities amounted to $32,116,867 or 15.1% of net assets.

4	Security is fair valued under supervision of the Board of Trustees. See Note 2 for further details.
5	Annualized seven-day yield as of September 30, 2013.
6	Illiquid security. Position subsequently sold.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Institutional Equity Fund (the “Fund”) generated a 10.14% total return for the six-month period ending September 30, 2013, outperforming its benchmark, the S&P 500 Index (the “S&P 500”), which returned 8.31% over the same period.  (Please see standardized performance in the table following this review.)

Market Review

The equity market, as measured by the S&P 500, gained a solid 8.31% in the first six months of the fiscal year and is up 19.34% for the trailing twelve months.  The market rally over the past 12-18 months occurred in spite of headline grabbing wrangling in Washington D.C. over the U.S. debt ceiling, government spending and taxes.  The willingness of the market to look through the uncertainty emanating from D.C. is based on the earnings recovery in the S&P 500 in 2010-2012 that resulted in an attractive market valuation both relative to bonds and vis-a-vis historical equity valuations.  Moreover, evidence has been building for the past several years that economic and financial conditions in the U.S. are on the mend and growth in 2014-2015 may finally be able to break out from the sluggish 1-2% range in which it has hovered for the better part of this recovery.  At the same time, financial and economic conditions in the emerging markets have deteriorated.  The growing divergence in conditions and outlooks between the developed world (especially the U.S.) and the emerging markets represents a stunning reversal in the investment landscape in a relatively short period of time.

Portfolio Review

The Fund outperformed the benchmark for the six-month period ending September 30th.  Favorable stock picking accounted for most of the value added, with our selections in Health Care and Financials making the greatest relative contribution overall.  In Health Care, Valeant and HealthSouth added the most value, with the former rising close to 40% and the latter more than 30%.  The top performer in Financials was Nationstar Mortgage, which gained over 50% during the period.  Other notably rewarding investments include Consumer Discretionary stock Viacom and Industrials holding Boeing, with each advancing over 35% and rounding out the Fund’s top five performance contributors.  On the negative side, stock selection in Consumer Staples, in particular our stock pick Unilever, slightly diminished the Fund’s outperformance.  Besides Unilever, the largest detractors from performance were spread out over various sectors and included BM&FBOVESPA in Financials, Hologic in Health Care, Cosan in Energy, Compuware in Information Technology and Air Lease in Industrials.

Also boosting relative returns was our sector allocation, with our lower weighting in Consumer Staples, absence of Telecommunications exposure, and higher weighting in Health Care compared to the benchmark adding the most value.  Somewhat dampening this positive impact was the Fund’s greater exposure to Utilities and Energy as well as underweighting in Financials and Industrials.

Outlook & Portfolio Positioning

We believe the stock market is neither patently undervalued nor overvalued at its current level.  We remain intrigued with what could be a supportive macroeconomic backdrop over the next several years.  The combination of continued and perhaps accelerating economic growth both in the U.S. and globally, strong and still rising corporate profits, low interest rates and renewed interest in U.S. equities could make equities a rewarding asset class to own.  In the Fund, we continue to look for misunderstood, unloved and attractively valued companies that we believe can thrive in a slow growth environment.  We remain focused on companies with strong and growing free cash flow, particularly those that return this cash flow to shareholders through dividends and stock repurchases.
____________________

The Osterweis Institutional Equity Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code.  From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk.

Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.

nstitutional Equity Fund | Fund Overview (Unaudited)

Six-Month and Average Annual Total Returns
Periods Ended September 30, 2013
	Six		Since Inception
	Months	1 Yr.	(July 31, 2012)
Osterweis Institutional Equity Fund	10.14%	27.25%	25.67%
S&P 500 Index	8.31	19.34	21.22

Expense Ratio as of 3/31/2013: 1.01%

The performance data quoted above represent past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days.  Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower.

Growth of $10K (Inception to 9/30/2013)

This chart illustrates the performance of a hypothetical $10,000 investment made on July 31, 2012 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	4.8%
Cinemark Holdings, Inc.	3.6
HealthSouth Corp.	3.1
Crown Holdings, Inc.	3.1
Boeing Co.	3.0
Atlas Pipeline Partners L.P.	3.0
Owen-Illinois, Inc.	3.0
Johnson & Johnson	2.9
Occidental Petroleum Corp.	2.9
Magellan Midstream Partners L.P.	2.9
Total	32.3%

Fund holdings are subject to change.

Sector Allocation

Institutional Equity Fund | Schedule of Investments at September 30, 2013 (Unaudited)

Shares		Value
Common Stocks: 84.4%

Aerospace & Defense: 5.4%
13,215	Boeing Co.	$1,552,763
29,410	Spirit AeroSystems
	Holdings, Inc. – Class A1	712,898
6,810	Triumph Group, Inc.	478,198
		2,743,859
Beverages: 2.5%
10,035	Diageo Plc – ADR	1,275,247

Communications Equipment: 2.1%
18,340	Motorola Solutions, Inc.	1,089,029

Containers & Packaging: 6.0%
37,010	Crown Holdings, Inc.1	1,564,782
50,425	Owens-Illinois, Inc.1	1,513,759
		3,078,541
Diversified Financial Services: 3.3%
127,980	BM&FBovespa SA	718,346
41,245	PHH Corp.1	979,157
		1,697,503
Food Products: 2.3%
31,515	Unilever NV – ADR	1,188,746

Gas Utilities: 2.0%
45,305	Questar Corp.	1,018,909

Health Care Equipment & Supplies: 5.0%
60,455	Hologic, Inc.1	1,248,396
16,025	Teleflex, Inc.	1,318,537
		2,566,933
Health Care Providers & Services: 3.1%
46,040	HealthSouth Corp.	1,587,459

Insurance: 4.4%
3,125	Alleghany Corp.1	1,280,155
53,980	Symetra Financial Corp.	961,924
		2,242,079
Internet & Catalog Retail: 2.9%
62,110	Liberty Interactive Corp. – Class A1	1,457,722
Internet Software & Services: 2.7%
1,605	Google, Inc. – Class A1	1,405,836

Media: 8.6%
57,890	Cinemark Holdings, Inc.	1,837,428
22,775	DirecTV1	1,360,805
14,220	Viacom, Inc. – Class B	1,188,508
		4,386,741
Multiline Retail: 1.5%
47,750	Marks & Spencer Group Plc – ADR	766,388

Office Electronics: 1.5%
76,725	Xerox Corp.	789,500

Oil, Gas & Consumable Fuels: 4.6%
53,915	Cosan Limited – Class A	828,674
16,070	Occidental Petroleum Corp.	1,503,188
		2,331,862
Pharmaceuticals: 12.9%
11,500	Bayer AG – ADR	1,356,310
17,380	Johnson & Johnson	1,506,672
16,570	Novartis AG – ADR	1,271,085
23,445	Valeant Pharmaceuticals
	International, Inc.1	2,446,017
		6,580,084
Semiconductors & Semiconductor Equipment: 1.4%
93,580	Atmel Corp.1	696,235

Software: 2.8%
43,055	Oracle Corporation	1,428,135

Specialty Retail: 2.0%
13,180	Bed Bath & Beyond, Inc.1	1,019,605

Thrifts & Mortgage Finance: 2.2%
20,185	Nationstar Mortgage Holdings, Inc.1	1,135,003

Trading Companies & Distributors: 2.7%
50,570	Air Lease Corp.	1,398,766

Water Utilities: 2.5%
31,065	American Water Works Co., Inc.	1,282,364

Total Common Stocks
(Cost $35,101,302)		43,166,546

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Schedule of Investments at September 30, 2013 (Unaudited)

Shares		Value
Partnerships & Trusts: 8.3%

Oil, Gas & Consumable Fuels: 8.3%
39,740	Atlas Pipeline Partners L.P.	$1,541,912
20,540	Enterprise Products Partners L.P.	1,253,762
26,140	Magellan Midstream Partners L.P.	1,475,080
		4,270,754
Total Partnerships & Trusts
(Cost $3,449,334)		4,270,754

Real Estate Investment Trusts: 4.3%

166,445	New Residential Investment Corp.	1,101,866
191,130	Newcastle Investment Corp.	1,074,151
		2,176,017
Total Real Estate Investment Trusts
(Cost $1,951,376)		2,176,017

Short-Term Investments: 5.3%

2,724,596	Federated U.S. Treasury
	Cash Reserves, 0.000%2	2,724,596
Total Short-Term Investments
(Cost $2,724,596)		2,724,596
Total Investments in Securities: 102.3%
(Cost $43,226,608)		52,337,913
Liabilities in Excess of Other Assets: (2.3)%		(1,171,682)
Total Net Assets: 100.0%		$51,166,231

ADR – American Depositary Receipt
1	Non-income producing security.
2	Annualized seven-day yield as of September 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at September 30, 2013 (Unaudited)

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
ASSETS
Investments in securities, at value (cost $695,537,362,
$4,440,623,503, $179,601,805 and $43,226,608,
respectively) (Note 2)	$1,055,892,428	$4,492,664,544	$204,463,230	$52,337,913
Cash	—	—	28,027	—
Receivables:
Investment securities sold	1,847,115	22,811,667	2,015,000	89,101
Fund shares sold	1,475,446	21,423,076	6,393,243	—
Dividends and interest	2,436,273	93,307,678	1,943,203	104,238
Prepaid expenses	23,046	128,067	15,619	19,710
Total assets	1,061,674,308	4,630,335,032	214,858,322	52,550,962

LIABILITIES
Payables:
Investment securities purchased	3,608,269	28,454,795	2,451,737	1,330,318
Fund shares redeemed	1,184,162	2,495,035	960	—
Investment advisory fees	744,968	2,575,790	166,503	31,722
Administration fees	60,339	238,600	11,957	1,440
Custody fees	12,339	28,435	4,778	1,825
Fund accounting fees	20,785	64,994	9,582	2,805
Transfer agent fees	110,078	247,456	6,894	1,986
Trustee fees	9,982	14,483	1,894	1,332
Chief Compliance Officer fees	1,512	1,512	1,512	1,512
Other accrued expenses	34,326	201,173	15,493	11,791
Total liabilities	5,786,760	34,322,273	2,671,310	1,384,731

NET ASSETS	$1,055,887,548	$4,596,012,759	$212,187,012	$51,166,231

COMPUTATION OF NET ASSET VALUE
Net assets	$1,055,887,548	$4,596,012,759	$212,187,012	$51,166,231
Shares issued and outstanding (unlimited number of
shares authorized without par value)	30,104,904	389,920,064	14,631,129	3,925,008
Net asset value, offering and redemption price per share	$35.07	$11.79	$14.50	$13.04

COMPONENTS OF NET ASSETS
Paid-in capital	$611,131,668	$4,519,591,182	$181,272,037	$40,708,753
Undistributed net investment income	9,301,095	12,580,458	2,762,374	171,132
Accumulated net realized gain on investments	75,080,081	11,799,278	3,291,176	1,174,288
Net unrealized appreciation on investments	360,374,704	52,041,041	24,861,425	9,112,058
Net assets	$1,055,887,548	$4,596,012,759	$212,187,012	$51,166,231

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Period Ended September 30, 2013 (Unaudited)

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
INVESTMENT INCOME
Dividends (net of $152,383, $0, $11,568 and
$9,736, respectively, in foreign withholding taxes)	$7,670,616	$—	$931,005	$350,021
Interest	20,463	111,010,343	2,261,890	28
Total investment income	7,691,079	111,010,343	3,192,895	350,049

EXPENSES (Note 3)
Investment advisory fees	4,355,338	13,535,186	952,243	191,626
Administration fees	198,399	687,311	37,343	4,159
Transfer agent fees	313,104	1,033,965	21,995	5,621
Fund accounting fees	67,538	207,149	28,744	8,180
Custody fees	38,389	92,702	14,794	3,757
Registration fees	36,444	275,809	25,685	13,981
Reports to shareholders	37,906	112,628	1,656	31
Audit fees	13,436	13,435	12,182	8,428
Miscellaneous expense	18,304	58,457	1,443	5,227
Trustee fees	11,658	23,525	3,009	1,848
Chief Compliance Officer fees	3,054	3,053	5,555	4,451
Legal fees	1,943	1,918	2,267	3,182
Insurance expense	2,247	6,021	1,557	1,285
Total expenses	5,097,760	16,051,159	1,108,473	251,776
Fees waived by the Adviser	—	—	—	(26,335)
Net expenses	5,097,760	16,051,159	1,108,473	225,441
Net investment income	2,593,319	94,959,184	2,084,422	124,608

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	45,494,139	14,811,729	2,765,891	1,139,059
Change in net unrealized appreciation (depreciation) on
investments and foreign currency	40,494,234	(48,647,211)	9,317,718	3,119,358
Net realized and unrealized gain (loss) on
investments and foreign currency	85,988,373	(33,835,482)	12,083,609	4,258,417
Net increase in net assets resulting from operations	$88,581,692	$61,123,702	$14,168,031	$4,383,025

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2013	Year Ended
	(Unaudited)	March 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,593,319	$4,667,356
Net realized gain on investments and foreign currency	45,494,139	61,367,122
Change in net unrealized appreciation on investments and foreign currency	40,494,234	94,381,874
Net increase in net assets resulting from operations	88,581,692	160,416,352

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(18,635,914)
From realized gains	—	(13,588,305)
Total distributions to shareholders	—	(32,224,219)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	37,195,292	(286,704,055)
Total increase (decrease) in net assets	125,776,984	(158,511,922)

NET ASSETS
Beginning of period/year	930,110,564	1,088,622,486
End of period/year	$1,055,887,548	$930,110,564
Undistributed net investment income	$9,301,095	$6,707,776

(a)    Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2013		Year Ended
	(Unaudited)		March 31, 2013
	Shares	Value	Shares	Value
Shares sold	3,648,915	$122,103,223	6,170,242	$171,663,410
Shares issued in reinvestment of distributions	—	—	856,096	23,910,779
Shares redeemed (b)	(2,533,180)	(84,907,931)	(17,200,024)	(482,278,244)
Net increase (decrease)	1,115,735	$37,195,292	(10,173,686)	$(286,704,055)

(b)    Net of redemption fees of $1,060 and $14,508, respectively.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2013	Year Ended
	(Unaudited)	March 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$94,959,184	$140,744,819
Net realized gain on investments	14,811,729	4,549,822
Change in net unrealized appreciation (depreciation) on investments	(48,647,211)	67,318,105
Net increase in net assets resulting from operations	61,123,702	212,612,746

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(85,134,032)	(143,432,680)
Total distributions to shareholders	(85,134,032)	(143,432,680)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	1,363,434,137	933,512,781
Total increase in net assets	1,339,423,807	1,002,692,847

NET ASSETS
Beginning of period/year	3,256,588,952	2,253,896,105
End of period/year	$4,596,012,759	$3,256,588,952
Undistributed net investment income	$12,580,458	$2,755,306

(a)    Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2013		Year Ended
	(Unaudited)		March 31, 2013
	Shares	Value	Shares	Value
Shares sold	160,948,186	$1,907,023,741	129,599,165	$1,516,983,417
Shares issued in reinvestment of distributions	6,392,819	75,272,744	10,557,618	122,727,775
Shares redeemed (b)	(52,070,048)	(618,862,348)	(60,432,645)	(706,198,411)
Net increase	115,270,957	$1,363,434,137	79,724,138	$933,512,781

(b)    Net of redemption fees of $127,947 and $30,583, respectively.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2013	Year Ended
	(Unaudited)	March 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,084,422	$1,664,692
Net realized gain on investments	2,765,891	983,191
Change in net unrealized appreciation on investments	9,317,718	13,003,553
Net increase in net assets resulting from operations	14,168,031	15,651,436

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(1,672,584)
From net realized gain	—	(246,062)
Total distributions to shareholders	—	(1,918,646)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	21,715,313	120,096,937
Total increase in net assets	35,883,344	133,829,727

NET ASSETS
Beginning of period/year	176,303,668	42,473,941
End of period/year	$212,187,012	$176,303,668
Undistributed net investment income	$2,762,374	$677,952

(a)    Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2013		Year Ended
	(Unaudited)		March 31, 2013
	Shares	Value	Shares	Value
Shares sold	3,558,820	$50,486,668	9,905,277	$125,058,327
Shares issued in reinvestment of distributions	—	—	144,183	1,770,559
Shares redeemed (b)	(2,030,901)	(28,771,355)	(548,606)	(6,731,949)
Net increase	1,527,919	$21,715,313	9,500,854	$120,096,937

(b)   Net of redemption fees of $3,656 and $140, respectively.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Statements of Changes in Net Assets

		Period from
	Six Months Ended	July 31, 2012*
	September 30, 2013	through
	(Unaudited)	March 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$124,608	$95,176
Net realized gain on investments	1,139,059	31,556
Change in net unrealized appreciation on investments	3,119,358	5,992,700
Net increase in net assets resulting from operations	4,383,025	6,119,432

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(44,982)
Total distributions to shareholders	—	(44,982)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	4,719,682	35,989,074
Total increase in net assets	9,102,707	42,063,524

NET ASSETS
Beginning of period/year	42,063,524	—
End of period/year	$51,166,231	$42,063,524
Undistributed net investment income	$171,132	$46,524

(a)    Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2013		Period from July 31, 2012*
	(Unaudited)		through March 31, 2013
	Shares	Value	Shares	Value
Shares sold	372,538	$4,725,259	3,789,797	$38,558,858
Shares issued in reinvestment of distributions	—	—	2,818	28,972
Shares redeemed (b)	(458)	(5,577)	(239,687)	(2,598,756)
Net increase	372,080	$4,719,682	3,552,928	$35,989,074

(b)	Net of redemption fees of $0 and $11,328, respectively.
*	Commenced operations on July 31, 2012.

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,		Year Ended March 31,
	2013
	(Unaudited)		2013	2012	2011	2010	2009

Net asset value, beginning of period/year	$32.08		$27.80	$28.48	$25.28	$18.20	$24.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment income1	0.09		0.14	0.25	0.18	0.22	0.18
Net realized and unrealized gain (loss)
on investments	2.90		5.21	(0.63)	3.28	6.95	(6.20)
Total from investment operations	2.99		5.35	(0.38)	3.46	7.17	(6.02)

LESS DISTRIBUTIONS:
From net investment income	—		(0.62)	—	(0.26)	(0.09)	(0.04)
From net realized gain	—		(0.45)	(0.30)	—	—	(0.32)
Total distributions	—		(1.07)	(0.30)	(0.26)	(0.09)	(0.36)
Paid-in-capital from redemption fees (Note 2)2	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period/year	$35.07		$32.08	$27.80	$28.48	$25.28	$18.20
Total return	9.32	%3	19.84%	(1.21)%	13.76%	39.41%	(24.45)%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$1,055.9		$930.1	$1,088.6	$1,482.5	$1,029.4	$396.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.03	%4	1.03%	0.98%	0.99%	1.08%	1.20%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	0.52	%4	0.50%	0.94%	0.69%	0.96%	1.27%
Portfolio turnover rate	18	%3	24%	31%	39%	26%	63%

1	Calculated using the average shares outstanding method for the periods/years ended March 31, 2010 through September 30, 2013, and the SEC method for the year ended March 31, 2009.
2	Amount is less than $0.005 per share.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,		Year Ended March 31,
	2013
	(Unaudited)		2013	2012	2011	2010	2009

Net asset value, beginning of period/year	$11.86		$11.56	$11.80	$11.47	$9.88	$10.78

INCOME FROM INVESTMENT OPERATIONS:
Net investment income1	0.31		0.63	0.65	0.68	0.69	0.59
Net realized and unrealized gain (loss)
on investments	(0.11)		0.31	(0.11)	0.41	1.65	(0.91)
Total from investment operations	0.20		0.94	0.54	1.09	2.34	(0.32)

LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.64)	(0.67)	(0.62)	(0.71)	(0.58)
From net realized gain	—		—	(0.11)	(0.14)	(0.04)	—
Total distributions	(0.27)		(0.64)	(0.78)	(0.76)	(0.75)	(0.58)
Paid-in-capital from redemption fees (Note 2)2	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period/year	$11.79		$11.86	$11.56	$11.80	$11.47	$9.88
Total return	1.68	%3	8.34%	4.75%	9.79%	24.16%	(3.04)%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$4,596.0		$3,256.6	$2,253.9	$1,743.9	$898.9	$293.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.87	%4	0.91%	0.92%	0.96%	1.05%	1.24%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	5.16	%4	5.43%	5.58%	5.85%	6.26%	6.18%
Portfolio turnover rate	45	%3	82%	87%	115%	98%	89%

1	Calculated using the average shares outstanding method for the periods/years ended March 31, 2010 through September 30, 2013, and the SEC method for the year ended March 31, 2009.
2	Amount is less than $0.005 per share.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout the period/year

	Six Months Ended				Period from
	September 30,				August 31, 20101
	2013		Year Ended March 31,		through
	(Unaudited)		2013	2012	March 31, 2011
Net asset value, beginning of period/year	$13.45		$11.79	$11.65	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income2	0.15		0.29	0.27	0.11
Net realized and unrealized gain on investments	0.90		1.76	0.10	1.67
Total from investment operations	1.05		2.05	0.37	1.78

LESS DISTRIBUTIONS:
From net investment income	—		(0.34)	(0.07)	(0.06)
From net realized gain	—		(0.05)	(0.16)	(0.07)
Total distributions	—		(0.39)	(0.23)	(0.13)
Paid-in-capital from redemption fees (Note 2)3	0.00		0.00	0.00	0.00
Net asset value, end of period/year	$14.50		$13.45	$11.79	$11.65
Total return	7.73	%4	17.65%	3.41%	17.90	%4

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$212.2		$176.3	$42.5	$30.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.16	%5	1.29%	1.48%	1.79	%5
After fees waived or recouped	1.16	%5	1.34%	1.50%	1.50	%5

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	2.19	%5	2.34%	2.38%	1.37	%5
After fees waived or recouped	2.19	%5	2.29%	2.36%	1.66	%5
Portfolio turnover rate	41	%4	129%	160%	134	%4

1	Fund commenced operations on August 31, 2010.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.005 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Financial Highlights

For a capital share outstanding throughout each period

	Six Months Ended		Period from
	September 30,		July 31, 20121
	2013		through
	(Unaudited)		March 31, 2013
Net asset value, beginning of period/year	$11.84		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income2	0.03		0.03
Net realized and unrealized gain on investments	1.17		1.82
Total from investment operations	1.20		1.85

LESS DISTRIBUTIONS:
From net investment income	—		(0.01)
Total distributions	—		(0.01)
Paid-in-capital from redemption fees (Note 2)	—		0.00	3
Net asset value, end of period/year	$13.04		$11.84
Total return	10.14	%4	18.55	%4

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$51.2		$42.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived	1.12	%5	1.26	%5
After fees waived	1.00	%5	1.00	%5

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived	0.43	%5	0.22	%5
After fees waived	0.55	%5	0.48	%5
Portfolio turnover rate	17	%4	20	%4

1	Fund commenced operations on July 31, 2012.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.005 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at September 30, 2013 (Unaudited)

Note 1 – Organization

The Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund (the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, and July 31, 2012, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities.  The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities.  The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Institutional Equity Fund is to attain long-term total returns, which it seeks by investing approximately 95% of its net assets in equity securities.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2013, the Osterweis Strategic Income Fund and Osterweis Strategic Investment Fund held fair valued securities with a market value of $99,773,660  and $1,052,240 or 2.2% and 0.5% of net assets, respectively.

As described above, the Funds’ utilize various methods to measure the fair value of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Osterweis Funds | Notes to Financial Statements at September 30, 2013 (Unaudited)

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2013:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$879,927,896	$—	$—	$879,927,896
Partnerships & Trusts^	89,162,843	—	—	89,162,843
Real Estate Investment Trusts	44,197,442	—	—	44,197,442
Short-Term Investments	42,604,247	—	—	42,604,247
Total Investments	$1,055,892,428	$—	$—	$1,055,892,428

^ See Schedule of Investments for industry breakouts.

The Osterweis Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Osterweis Strategic
Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds^	$—	$3,625,396,250	$99,773,660	$3,725,169,910
Convertible Bonds^	—	200,047,676	—	200,047,676
Short-Term Investments	567,446,958	—	—	567,446,958
Total Investments	$567,446,958	$3,825,443,926	$99,773,660	$4,492,664,544

^ See Schedule of Investments for industry breakouts.
The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. During the period there were transfers out of Level 3 into Level 2 of $20,850,000.
The transfers were due to these securities being fair valued under supervision of the Board of Trustees due to low trading volume.

Osterweis Funds | Notes to Financial Statements at September 30, 2013 (Unaudited)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
at Fair Value
Balance as of March 31, 2013	$77,587,500
Accrued discounts/premiums	72,073
Realized gain	711,378
Change in unrealized appreciation	4,182,243
Purchases	49,000,000
Sales	(10,929,534)
Transfer in and/or out of Level 3	(20,850,000)
Balance as of September 30, 2013	$99,773,660
Change in unrealized appreciation during
the period ended for Level 3 investments held
at September 30, 2013:	$3,186,160

Fair Value at
Type of Security	9/30/2013	Valuation Techniques	Unobservable Input	Range
Corporate Bonds	$48,213,900	Benchmark pricing	Base price	$104.05-$105.75
Total coupon adjusted
			return of index	-1.54%-1.60%
	$51,559,760	Benchmark pricing	Base price	$103.74-$104.70
Total coupon adjusted
			return of index	0.09%-1.02%

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques.  The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$117,984,907	$—	$—	$117,984,907
Partnerships & Trusts^	9,580,256	—	—	9,580,256
Real Estate Investment Trusts	6,214,321	—	—	6,214,321
Corporate Bonds^	—	63,200,084	1,052,240	64,252,324
Convertible Bonds^	—	2,834,816	—	2,834,816
Short-Term Investments	3,596,606	—	—	3,596,606
Total Investments	$137,376,090	$66,034,900	$1,052,240	$204,463,230

^ See Schedule of Investments for industry breakouts.

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.  The Osterweis Strategic Investment Fund did not have transfers into or out of Level 1 or Level 2 during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Osterweis Funds | Notes to Financial Statements at September 30, 2013 (Unaudited)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
at Fair Value
Balance as of March 31, 2013	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation	52,240
Purchases	1,000,000
Sales	—
Transfer in and/or out of Level 3	—
Balance as of September 30, 2013	$1,052,240
Change in unrealized appreciation during
the period ended for Level 3 investments held
at September 30, 2013:	$52,240

	Fair Value at
Type of Security	9/30/2013	Valuation Techniques	Unobservable Input	Range
Corporate Bonds	$1,052,240	Benchmark pricing	Base price	$103.74-$104.70
			Total coupon adjusted
			return of index	0.09%-1.02%

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques.  The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Institutional
Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$43,166,546	$—	$—	$43,166,546
Partnerships & Trusts^	4,270,754	—	—	4,270,754
Real Estate Investment Trusts	2,176,017	—	—	2,176,017
Short-Term Investments	2,724,596	—	—	2,724,596
Total Investments	$52,337,913	$—	$—	$52,337,913

^ See Schedule of Investments for industry breakouts.

The Osterweis Institutional Equity Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

Osterweis Funds | Notes to Financial Statements at September 30, 2013 (Unaudited)

C.
Federal Income Taxes. Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At March 31, 2013, the Osterweis Strategic Income Fund had long-term capital loss carryforwards in the amount of $2,895,346.  These capital loss carryforwards do not expire and can be carried forward indefinitely until they are utilized by the Funds.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for all open tax years (2011-2013 for the Osterweis Fund, the Osterweis Strategic Income Fund, and Osterweis Strategic Investment Fund, and 2013 for the Osterweis Institutional Equity Fund) or expected to be taken on their tax returns for the fiscal year ended March 31, 2014.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on an identified cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, the Osterweis Strategic Investment Fund, and the Osterweis Institutional Equity Fund normally are declared and paid on an annual basis.  Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Osterweis Funds | Notes to Financial Statements at September 30, 2013 (Unaudited)

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund, and the Osterweis Institutional Equity Fund with investment management services under separate Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds.  As compensation for their services, the Advisers are entitled to a monthly fee.  For the Osterweis Fund and the Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For the Osterweis Strategic Income Fund, the Advisers are entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of average daily net asses over $2.5 billion. For the Osterweis Institutional Equity Fund, the Advisers are entitled to a monthly fee at an annual rate of 0.85% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For the six months ended September 30, 2013, the Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund incurred $4,355,338, $13,535,186, $952,243, and $191,626, respectively, in advisory fees.

The Adviser has contractually agreed to limit expenses for the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Funds’ ratios of expenses to average net assets will not exceed 1.50% and 1.00%, respectively.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  For the six months ended September 30, 2013 and the year ended March 31, 2013, the Adviser waived $26,335 and $51,616 in fees in the Osterweis Institutional Equity Fund, respectively.  The Adviser may recoup this amount no later than March 31, 2017 and March 31, 2016, respectively.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the six months ended September 30, 2013 are disclosed in the Statements of Operations.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended September 30, 2013 are as follows:

Osterweis Funds | Notes to Financial Statements at September 30, 2013 (Unaudited)

	Purchases	Sales
Osterweis Fund	$212,806,563	$165,095,123
Osterweis Strategic Income Fund	2,682,767,843	1,433,816,832
Osterweis Strategic Investment Fund	112,269,344	74,556,697
Osterweis Institutional Equity Fund	12,060,694	7,657,993

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the six months ended September 30, 2013 (estimated) and year ended March 31, 2013 were as follows:

	Ordinary Income
	September 30, 2013	March 31, 2013
Osterweis Fund	$—	$18,635,914
Osterweis Strategic Income Fund	85,134,032	143,432,680
Osterweis Strategic Investment Fund	—	1,812,956
Osterweis Institutional Equity Fund	—	44,982

	Long-term Capital Gains*
	September 30, 2013	March 31, 2013
Osterweis Fund	$—	$13,588,305
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	—	105,690
Osterweis Institutional Equity Fund	—	—

* Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

As of March 31, 2013, the components of distributable earnings on a tax basis were as follows:

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
Net tax unrealized appreciation	$324,658,981	$100,571,147	$15,545,014	$5,915,661
Undistributed ordinary income	1,235,545	2,755,306	1,042,797	158,792
Undistributed long-term capital gain	30,279,662	—	159,133	—
Total distributable earnings	31,515,207	2,755,306	1,201,930	158,792
Other accumulated gains (losses)	—	(2,895,346)	—	—
Total accumulated earnings	$356,174,188	$100,431,107	$16,746,944	$6,074,453

For the Osterweis Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

For the Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to was sale deferrals.

Note 6 – Line of Credit

U.S. Bank, N.A. has extended a line of credit in the amount of $9,000,000 to the Osterweis Institutional Equity Fund.  This line of credit is to be used for temporary or extraordinary purposes, including the financing of redemption payments.  The Osterweis Institutional Equity Fund did not utilize this line of credit at any time during the six months ended September 30, 2013.

Osterweis Funds | Expense Example For the Six Months Ended September 30, 2013 (Unaudited)

As a shareholder of the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (each a “Fund” and collectively the "Funds"), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 – September 30, 2013).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.

Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Fund	April 1, 2013	September 30, 2013	During the Period*
Actual	$1,000.00	$1,093.20	$5.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.90	$5.22

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Strategic Income Fund	April 1, 2013	September 30, 2013	During the Period*
Actual	$1,000.00	$1,016.80	$4.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.71	$4.41

Osterweis Funds | Expense Example For the Six Months Ended September 30, 2013 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Strategic Investment Fund	April 1, 2013	September 30, 2013	During the Period*
Actual	$1,000.00	$1,077.30	$6.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.25	$5.87

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Institutional Equity Fund	April 1, 2013	September 30, 2013	During the Period*
Actual	$1,000.00	$1,101.40	$5.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.05	$5.06

*
The calculations are based on expenses incurred during the most recent six-month period.  The annualized six-month net expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund were 1.03%, 0.87%, 1.16% and 1.00%, respectively.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the Funds’ current fiscal year.

Additional Information

Information About Proxy Voting (Unaudited)

A description of the polices and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

Information About the Funds Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.osterweis.com.

Approval of Investment Advisory Agreements (Unaudited)

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Institutional Equity Fund

 At a meeting held on August 12 and 13, 2013, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved, for another annual term, the continuance of the Advisory Agreement for the Osterweis Fund with Osterweis Capital Management, Inc; and the Advisory Agreements for the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund with Osterweis Capital Management, LLC.  Each of the Funds (together, the “Funds”) is a series of Professionally Managed Portfolios (the “Trust”).  Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC are referred to individually as an “Adviser” and collectively as the “Advisers.”  At this meeting and at a prior meeting held on May 14 and 15, 2013, the Board received and reviewed substantial information regarding the Funds, the Advisers and the services provided by the Advisers to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisers under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Advisers’ overall services provided to the Fund as well as their specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance program, their chief compliance officer and the Advisers’ compliance record, the Advisers’ disaster recovery plan, and the Advisers’ business continuity plan.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with the Advisers in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisers’ risk management process.  The Board concluded that the Advisers had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical year-to-date performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to appropriate securities benchmarks and their peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.

For the Osterweis Fund, the Board noted that the Fund had significantly outperformed its peer group median for the one-year time period, outperformed for the five-year and ten-year time periods and slightly underperformed its peer group median for the three-year time period.

For the Osterweis Strategic Income Fund, the Board noted that the Fund had outperformed its peer group median for the five-year and ten-year time periods and underperformed the peer group median for the one-year and three-year time periods.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund had significantly outperformed its peer group median for the one-year time period.  The Board took into consideration the Fund’s short period of operations.

Approval of Investment Advisory Agreements (Unaudited)

For the Osterweis Institutional Equity Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date time period.  The Board took into consideration the Fund’s short period of operations.

The Trustees also considered the Osterweis Fund’s and Osterweis Strategic Income Fund’s underperformance compared to similarly managed accounts of each Fund for the one-year, three-year, five-year and ten-year time periods and found the differences to be reasonable.  The Board noted that performance differences were due to a variety of factors, including: the separate accounts holding legacy positions, differences in cash flows, special needs, different fee structures, and differences in the types of securities permitted to be held.

3.
The costs of the services to be provided by the Advisers and the structure of the Advisers’ fees under the Advisory Agreements.  In considering the Advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and similarly managed separate accounts for other types of clients advised by the Advisers, as well as all expense waivers and reimbursements.

For the Osterweis Fund, the Board noted that the Fund’s expense ratio and contractual Advisory fee were above the peer group median.  The Board noted that the Adviser had no contractual agreement to waive and/or reimburse Fund expenses to a certain level, but also noted that the Fund’s expense ratio had decreased as assets have risen.  The Board further considered that the Adviser had instituted a breakpoint in its Advisory fee in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the superior long-term comparative performance and expense and Advisory fee information.

For the Osterweis Strategic Income Fund, the Board noted that the Fund’s expense ratio and contractual Advisory fee were above the peer group median.  The Board noted that the Adviser had no contractual agreement to waive and/or reimburse Fund expenses to a certain level, but also noted that the Fund’s expense ratio had decreased as assets have risen.  The Board further considered that the Adviser had instituted a breakpoint in its Advisory fee in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the superior long-term comparative performance and expense and Advisory fee information.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund’s expense ratio and contractual Advisory fee were significantly above the peer group median.  The Board noted that the Adviser has a contractual agreement to limit annual Fund expenses to 1.50% of the Fund’s average net assets, and that the Fund is currently operating below its expense cap.  The Board noted that the Adviser had agreed to institute a breakpoint in the advisory fee for the Fund if and when the Fund achieved certain economies of scale.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and Advisory fee information.  In coming to this conclusion, the Board also took into account the fact that the Fund was only recently launched.

For the Osterweis Institutional Equity Fund, the Board noted that the Fund’s expense ratio and Advisory fee were above the peer group median.  The Board noted that the Adviser has a contractual agreement to limit annual Fund expenses to 1.00% of the Fund’s average net assets.  The Board noted that the Adviser had agreed to institute a breakpoint in the advisory fee for the Fund if and when the Fund achieved certain economies of scale.  The Board concluded that, as the Fund was relatively new, the fees paid to the Adviser were not unreasonable

The Trustees took into consideration the services the Adviser provided to its similarly managed institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds.  The Trustees found that the fees charged to the Funds were generally lower than the fees charged by the Adviser to its similarly managed institutional and separately managed account clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Funds grow.  The Board noted that the Osterweis Fund’s and Osterweis Strategic Income Fund’s total expense ratios have declined since each Fund’s inception due to growth of assets and that the Advisers had instituted a breakpoint in the Advisory fee for each of those Funds.  The Board concluded that they would continue to examine this issue to ensure that economies of scales are being shared with the Funds as asset levels increase.

Approval of Investment Advisory Agreements (Unaudited)

5.
The profits to be realized by the Advisers and its affiliates from their relationship with the Funds.  The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Funds.  The Board considered the profitability to the Advisers from their relationship with the Funds and considered any additional benefits derived by the Advisers from their relationship with the Funds, particularly benefits received in exchange for “soft dollars”.  After such review, the Board determined that the profitability to the Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate profit levels to support the services they provide to the Funds.  The Funds do not generate any 12b-1 fees.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the Advisory arrangements with the Advisers, including the Advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

•      Information we receive about you on applications or other forms;

•      Information you give us orally; and

•      Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Institutional Equity Fund	OSTEX	74316J524

OWRPSEMI - 0913

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     December 3, 2013

By (Signature and Title)                      /s/Eric C. Vanandel
Eric C. Vanandel, Treasurer

Date     December 3, 2013

* Print the name and title of each signing officer under his or her signature.